EXHIBIT  10.3.1
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                                                  Board Approval: April 29, 2003
                                             Stockholder Approval: June 23, 2003

                              Kirlin Holding Corp.
                          Amendment to 1996 Stock Plan


     Section 3.1 of the Kirlin Holding Corp. 1996 Stock Plan ("Plan") is hereby amended to increase the number of shares of Common Stock reserved and available for issuance for distribution under the Plan from 1,000,000 shares of Common Stock to 2,500,000 shares of Common Stock.